Exhibit 32.1

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael A. Reisner, Co-Chief Executive Officer and Co-President of ICON GP 15, LLC, the General Partner of the Registrant, in connection with the Annual Report of ICON ECI Fund Fifteen, L.P. (the “Partnership”) on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.       The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: March 18, 2015

/s/ Michael A. Reisner

Michael A. Reisner

Co-Chief Executive Officer and Co-President

ICON GP 15, LLC